Exhibit 10.3
WAIVER AND AMENDMENT NO. 3
     This WAIVER AND AMENDMENT NO. 3 (this “Agreement”) dated as of June 17, 2005 is among Holly Energy Partners — Operating, L.P., successor to HEP Operating Company, L.P. (the “Borrower”), the Guarantors (as defined below), the Banks (as defined in the Credit Agreement (as defined below)), and Union Bank of California, N.A., as administrative agent for such Banks (in such capacity, the “Administrative Agent”).
RECITALS
     A. The Borrower, the Banks, and the Administrative Agent are parties to the Credit Agreement dated as of July 7, 2004, as amended by the Consent and Omnibus Amendment dated as of July 30, 2004 and the Consent, Waiver and Amendment No. 2 dated as of February 28, 2005 (as so amended, the “Credit Agreement”).
     B. In connection with such Credit Agreement, the undersigned Affiliates of the Borrower (the “Guarantors”) are parties to the Guaranty Agreement dated as of July 13, 2004, as supplemented by the Guaranty Agreement Supplement No. 1 dated as of February 28, 2005, Guaranty Agreement Supplement No. 2 dated as of February 28, 2005, Guaranty Agreement Supplement No. 3 dated as of March 1, 2005, and Guaranty Agreement Supplement No. 4 dated as of March 1, 2005 (as so supplemented, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).
     C. The Borrower recently purchased certain assets and entered into the Alon Pipelines and Terminals Agreement (as defined in the Credit Agreement) as more particularly described in the Consent, Waiver and Amendment No. 2 referred to above. At the time of closing of such transaction, the Borrower’s accountants had not determined the allocation of the purchase price associated with such acquisition. Since the closing, such accountants have preliminarily allocated a larger percentage of such purchase price to the value attributable to the Alon Pipelines and Terminals Agreement than was originally anticipated, thereby resulting in a Default under Section 6.12 for the calendar quarter ended March 31, 2005.
     D. The Borrower, the Administrative Agent and the Banks wish to, subject to the terms and conditions of this Agreement, (1) acknowledge the existence of certain Defaults and Events of Default (each as defined in the Credit Agreement), (2) provide for a waiver of such existing Defaults and Events of Default as set forth below, and (3) make certain other changes to the Credit Agreement.
     THEREFORE, the Borrower, the Guarantors, the Banks, and the Administrative Agent hereby agree as follows:

ARTICLE I.
DEFINITIONS
     Section 1.01 Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
     Section 1.02 Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
     Section 1.03 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II.
WAIVER AND AMENDMENT
     Section 2.01 Waiver.
          (a) The Borrower hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the “Waiver Defaults”): (i) the Borrower’s failure to timely comply with the requirement of Section 5.06(b)(ii) of the Credit Agreement for the fiscal quarter ending March 31, 2005, and (ii) the Borrower’s failure to comply with the requirement of Section 6.12 of the Credit Agreement for the fiscal quarter ending March 31, 2005.
          (b) The Banks hereby agree, subject to the terms of this Agreement, to waive the Waiver Defaults. The waiver and agreement by the Banks described in the preceding sentences are contingent upon the satisfaction of the conditions precedent set forth below in this Agreement. The waiver is limited to the Waiver Defaults and to the extent described herein and shall not be construed to be a consent to, or a permanent waiver of, the Sections covered by the Waiver Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Banks and the Administrative Agent reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document.
     Section 2.02 Amendment to Credit Agreement. Effective as of the Effective Date (as defined below), the definition of “Tangible Net Worth” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
     "Tangible Net Worth” means for any Person at any time, the total assets of such Person (other than goodwill and all other intangible assets of such Person) at such time minus the total liabilities of such Person at such time; provided that, (a) other than as provided in clause (b) of this definition of Tangible Net Worth, it is understood that the account entry on the Borrower’s consolidated balance sheet entitled “Transportation Agreements, Net” shall be treated as an intangible asset, and (b) such portion of the account entry on the Borrower’s consolidated balance sheet entitled “Transportation Agreements, Net” in an amount not to exceed $60,000,000 shall be treated as a tangible asset if, and only to the extent, such portion is directly attributable to the Alon Pipelines and Terminals Agreement.
ARTICLE III.
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 3.01 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) after giving effect to this Agreement and the amendments to the Credit Agreement contained herein, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) after giving effect to this Agreement and the amendments to the Credit Agreement contained herein, no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery, performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.
     Section 3.02 Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) after giving effect to this Agreement and the amendments to the Credit Agreement contained herein, the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) after giving effect to this Agreement and the amendments to the Credit Agreement contained herein, no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) it has no defenses to the enforcement of its Guaranty; and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.
ARTICLE IV.
CONDITIONS
     The waiver provided herein shall become effective and enforceable against the Banks, the Guarantors, the Borrower and the Administrative Agent, and the Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):
     Section 4.01 Documents. The Administrative Agent shall have received each of the following:
          (a) this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Majority Banks; and
          (b) the Compliance Certificate for the fiscal quarter ended March 31, 2005 in form and substance and executed by such officer as required in such Section 5.06(b)(ii) of the Credit Agreement.
     Section 4.02 No Default. After giving effect to this Agreement and the amendments to the Credit Agreement contained herein, no Default shall have occurred which is continuing as of the Effective Date.
     Section 4.03 Representations. After giving effect to this Agreement and the amendments to the Credit Agreement contained herein, the representations and warranties in this Agreement shall be true and correct in all material respects as of the Effective Date.
     Section 4.04 Fees. The Borrower shall have paid all reasonable fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented to the Borrower for payment not less than one Business Day prior to the Effective Date.

ARTICLE V.
MISCELLANEOUS
     Section 5.01 Effect on Credit Documents; Acknowledgments.
          (c) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
          (d) The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Other than as expressly provided in Section 2.01 above, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank or any Bank with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank or any Bank to collect the full amounts owing to them under the Credit Documents.
          (e) Each of the Borrower, the Guarantors, Administrative Agent, Issuing Banks, and Banks does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities under the Credit Agreement, the Guaranty and the other Credit Documents are not impaired in any respect by this Agreement or the waiver granted hereunder.
          (f) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.
          (g) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
     Section 5.02 Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).
     Section 5.03 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.
     Section 5.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     Section 5.05 Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
     Section 5.06 Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
     Section 5.07 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

EXECUTED effective as of the date first above written.

BORROWER:

HOLLY ENERGY PARTNERS — OPERATING, L.P.,
a Delaware limited partnership

By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware
limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO
Signature page to Waiver and Amendment No. 3

GUARANTORS:

HEP PIPELINE GP, L.L.C., a Delaware
limited liability company
HEP REFINING GP, L.L.C., a Delaware
limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware
limited liability company
HEP PIPELINE, L.L.C., a Delaware
limited liability company
HEP REFINING, L.L.C., a Delaware
limited liability company
HEP WOODS CROSS, L.L.C., a Delaware
limited liability company

Each by: Holly Energy Partners — Operating, L.P.,
Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a
Delaware limited partnership, its General
Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO

HOLLY ENERGY FINANCE CORP., a Delaware
corporation

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO
Signature page to Waiver and Amendment No. 3

HEP NAVAJO SOUTHERN, L.P., a Delaware limited
partnership
HEP PIPELINE ASSETS, LIMITED PARTNERSHIP,
a Delaware limited partnership
HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited
partnership

Each by: HEP Pipeline GP, L.L.C., a Delaware limited
liability company and its General Partner

By: Holly Energy Partners — Operating, L.P., a
Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a
Delaware limited partnership, its General
Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO

HOLLY ENERGY PARTNERS, L.P., a Delaware
limited partnership

By: HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware
limited liability company, its General Partner

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO
Signature page to Waiver and Amendment No. 3

HEP REFINING ASSETS, L.P., a Delaware limited
partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability
company and its General Partner

By: Holly Energy Partners — Operating, L.P., a
Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a
Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO

HEP LOGISTICS GP, L.L.C., a Delaware limited
liability company

By: Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware
limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its General
Partner

By: /s/ Stephen J Mcdonnell
Name: Stephen J Mcdonnell
Title: Vice President & CFO
Signature page to Waiver and Amendment No. 3

ADMINISTRATIVE AGENT:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Sean Murphy
Sean Murphy, Vice President

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Sean Murphy
Sean Murphy, Vice President
Signature page to Waiver and Amendment No. 3

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Claire M. Liu
Claire M. Liu, Senior Vice President
Signature page to Waiver and Amendment No. 3

GUARANTY BANK

By:	/s/ Jim R. Hamilton

Name: Jim R. Hamilton
Title: Senior Vice President
Signature page to Waiver and Amendment No. 3

FORTIS CAPITAL CORP.

By:	/s/ Darrell Holley

Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary

Name: Casey Lowary
Title: Senior Vice President
Signature page to Waiver and Amendment No. 3

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ M. Jarrod Bourgeols

Name: M. Jarrod Bourgeols
Title: Assistant Vice President
Signature page to Waiver and Amendment No. 3

U.S. BANK NATIONAL ASSOCIATION

By:	Mark E. Thompson

Name: Mark E. Thompson
Title: Vice President
Signature page to Waiver and Amendment No. 2